Mineral Claims	12 Months Ended
Jan. 31, 2016
Extractive Industries [Abstract]
Mineral Claims

NOTE 4 – Mineral claims

At January 31, 2016 we held a 100% interest in 11 standard federal lode mining claims on the Colorado Plateau Province of Northern Arizona (the “North Pipes Claims”).

At January 31, 2016 we held a 100% interest in 95 standard federal lode mining claims located in the Tombstone region of Arizona. 29 federal lode mining claims are owned by JABA US Inc, an Arizona Corporation in which two of our directors are owners and 66 federal lode mining claims belong to Liberty Star Uranium & Metals Corp. At January 31, 2016 we held Arizona State Land Department Mineral Exploration Permits covering 1,886.88 acres in the Tombstone region of Arizona.

At January 31, 2016 we held an option to explore 26 standard federal lode mining claims located in the East Silver Bell region of northwest Tucson, Arizona. The mineral claims are owned by JABA US Inc., an Arizona Corporation in which two of our directors are owners.

At January 31, 2016 we held a 100% interest to retain 9 Alaska State mining claims in the Iliamna region of Southwestern Alaska, located on the north side of the Cook Inlet, approximately 200 miles southwest of the city of Anchorage, Alaska (the “Big Chunk Claims”). The transaction for 199 claims transferred to Northern Dynasty in conjunction with our loan settlement agreement has now closed, and is no longer pending.

Title to mineral claims involves certain inherent risks due to difficulties of determining the validity of certain claims as well as potential for problems arising from the frequently ambiguous conveyance history characteristic of many mineral properties.

All of the Company’s claims for mineral properties are in good standing as of January 31, 2016.